EXHIBIT 10.24

                  SCHEDULE OF WAIVER AGREEMENTS



               Employee                      Date of Agreement

          Edward C. Benninger                November 21, 1996

          Stan L. McLelland                  November 21, 1996

          E. Baines Manning                  November 21, 1996



    Each of these agreements is in substantially the same form as the agreement described in Exhibit 10.23 to the Valero Energy Corporation Annual Report on Form 10-K for the year ended December 31, 1996.